SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

Current Report

Dated January 3, 2007
of

AMERICAN SAFETY INSURANCE HOLDINGS,
LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)
SEC File Number 001-04795

44 Church StreetP.O.
Box HM2064

Hamilton HM HX, Bermuda

(441) 295-5688

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                        Compensatory Arrangements of Certain Officers

Employment Agreement of Joseph D. Scollo, Jr.

         The Employment Agreement, dated January 1, 2005, between American Safety Insurance Services, Inc. (the “Company”) and Joseph D. Scollo, Jr., the Executive Vice President and Chief Operating Officer of the Company, as amended by Amendment No. 1, dated January 1, 2006, has been amended effective January 1, 2007, to increase Mr. Scollo’s salary pursuant to the Agreement from $325, 000 to $345,000 per year. Amendment No. 2, dated January 3, 2007, is attached as Exhibit 10.1.

Item 9.01      Financial Statements and Exhibits

10.1 Employment Agreement, Amendment No. 2. between American Safety Insurance Services, Inc. and Joseph D. Scollo, Jr.

                                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                            Registrant

Date:  January 4, 2007                      By:  /S/ Stephen R. Crim
                                            Stephen R. Crim
                                            President and Chief Executive Officer